Certification
                         Pursuant to Section 302 of the
                           Sarbanes-Oxley Act of 2002


I, Joseph P. Hubert, certify that:

         1. I have reviewed this annual report of Excalibur Industries on Form 10-K;

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

                    a) designed  such  disclosure  controls  and  procedures  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                    b) evaluated   the   effectiveness   of   the   registrant's
                       disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

                    c) presented in this annual report our conclusions  about
                       the   effectiveness   of  the  disclosure   controls  and
                       procedures based on our evaluation as of the Evaluation Date;

         5. I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

                    a) all  significant  deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                    b) any  fraud,  whether  or  not  material,   that  involves
                       management or other employees who have a significant role in the registrant's internal controls; and

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         6.       I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls
                  subsequent  to  the  date  of  our  most  recent   evaluation,
                  including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: July 12, 2007                    /s/ JOSEPH P. HUBERT
--------------------                   -----------------------------------------
                                          President, Chief Executive Officer,
                                          (Principal Financial Officer)



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